PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Conservative Allocation Fund

Supplement dated December 11, 2018 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

Proposed Reorganization

The Board of Directors of Prudential Investment Portfolios, Inc., on behalf of PGIM Conservative Allocation Fund (“Conservative Allocation Fund”) and the Board of Directors of Prudential Investment Portfolios, Inc., on behalf of PGIM Balanced Fund (“Balanced Fund,” and, together with the Conservative Allocation Fund, the “Funds”) recently approved the reorganization of the Conservative Allocation Fund into the Balanced Fund.

Pursuant to this proposal, the assets and liabilities of the Conservative Allocation Fund would be exchanged for shares of the Balanced Fund. The Balanced Fund shares to be received by the Conservative Allocation Fund shareholders in the reorganization would be equal in value and of the same class, and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Conservative Allocation Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Conservative Allocation Fund shareholders would become shareholders of Balanced Fund. No sales charges would be imposed in connection with the proposed transaction. The Conservative Allocation Fund and the Balanced Fund anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or its shareholders.

The reorganization is subject to approval by the shareholders of the Conservative Allocation Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to the shareholders during the first quarter of 2019 and that the special meeting of Conservative Allocation Fund shareholders will be held on or about April 2019. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2019 or as soon as reasonably practicable once shareholder approval is obtained.

If Conservative Allocation Fund shareholders approve the reorganization, the Conservative Allocation Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Conservative Allocation Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a portion of the Conservative Allocation Fund’s portfolio holdings will be sold prior to the closing of the reorganization, and the Conservative Allocation Fund is expected to realize capital gain or loss in connection with those sales. If the Conservative Allocation Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

This document is not an offer to sell shares of the Balanced Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Balanced Fund.

LR1141